Exhibit 10.1

FINAL

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of December 4, 2023, is made and entered into by and among ProMIS Neurosciences Inc., a corporation incorporated under the Business Corporations Act (Ontario)  (the “Company”), and each of the shareholders listed on Schedule A hereto (each, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, each Holder is the beneficial and record owner of the number of the Company’s Series 1 convertible preferred shares (the “Series 1 Preferred Shares”), each as set forth opposite the name of such Holder on Schedule A.

WHEREAS on June 28, 2022, the Company affected a consolidation of its Common Shares on a 1 for 60 basis (the “Consolidation”) but the Series 1 Preferred Shares were not consolidated to reflect the Consolidation.

WHEREAS as of the date hereof the Company amended its articles to create a new class of Series 2 convertible preferred shares (the “Series 2 Preferred Shares”).

WHEREAS, the parties desire to effect an exchange of sixty (60) Series 1 Preferred Shares for one

(1) Series 2 Preferred Shares, on the terms set forth herein.

WHEREAS, the Series 1 Preferred Shares do not constitute “taxable Canadian property” of any Holder for purposes of the Income Tax Act (Canada).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements, and obligations contained in this Agreement, the parties hereto agree as follows:

AGREEMENT

1.	Exchange.

1.1Exchange; Acknowledgement. Effective as of the date hereof, each sixty (60) Series 1 Preferred Shares shall hereby be automatically and irrevocably exchanged for one (1) Series 2 Preferred Share, rounded up to the nearest whole share (the “Exchange”) such that each Holder shall be issued the number of Series 2 Preferred Shares set forth opposite the name of such Holder on Schedule A (the “New Shares”) pursuant to this Agreement.

1.2Stock Certificates. At or promptly following the closing of the transactions contemplated hereby, (a) each Holder shall surrender and deliver, or cause to be surrendered and delivered, to the Company for cancellation the stock certificates representing such Holder’s Series 1 Preferred Shares (such stock certificates, the “Original Certificates”) or a customary affidavit of loss with respect to such Original Certificates and (b) the Company shall deliver to each Holder a certificate representing the number of New Shares set forth opposite the name of such Holder on Schedule A. Notwithstanding anything to the contrary in this Agreement, the failure of a Holder to deliver the Original Certificates or the affidavit of loss shall not preclude such Holder from enforcing the terms hereof. The Articles of the Series 2 Preferred Shares are attached on Schedule B.

1.3Stated Capital. The parties acknowledge and agree that an amount shall be added to the stated capital account maintained in respect of the Class 2 Preferred Shares in the capital of the

Company equal to the reduction from the stated capital account maintained in respect of the Class 1 Preferred Shares in the capital of the Company as a consequence of the Exchange.

2.Representations and Warranties of Company. As a material inducement to the Holders to consummate the Exchange, the Company represents and warrants to each Holder as of the date hereof as follows:

2.1Organization, Good Standing, Corporate Power and Authorization. The Company is a corporation validly existing and in good standing under the laws of its governing jurisdiction and has all requisite power and authority required (a) to carry on its business as presently conducted and (b) to execute, deliver and perform its obligations hereunder. All corporate action has been taken, or will be taken prior to the Exchange, on the part of the board of directors and shareholders of the Company that is necessary for the authorization, execution and delivery of this Agreement by the Company and the performance by the Company of the obligations to be performed by the Company hereunder. This Agreement shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.2Securities Laws. Neither the Company nor any of its affiliates nor any person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) promulgated thereunder) for soliciting the Exchange. Assuming the representations and warranties of the Holders contained herein are true and complete, the Exchange will qualify for the registration exemption contained in Section 3(a)(9) of the Securities Act.

2.3No Violation. No material consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or any third party, including a party to any agreement with the Company, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will violate, conflict with, result in the breach of, constitute a default under, be prohibited by, require any additional approval under, accelerate the performance provided by, or give any person a right to terminate or receive any payment or other compensation under, any (i) term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which the Company is a party or by which the Company is bound, or (ii) material order, statute, rule or regulation applicable to the Company.

3.Representations and Warranties of the Holders. As a material inducement to the Company to consummate the Exchange, each undersigned Holder represents and warrants to the Company, severally and not jointly, as of the date hereof as follows:

3.1Power and Authorization. All consents, approvals, authorizations and orders necessary for the execution of and delivery by the Holder of this Agreement, and for the Exchange hereunder, have been obtained. The Holder has full right, power and authority to enter into this Agreement, and consummate the Exchange in accordance with the terms of this Agreement. This Agreement shall constitute a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or any other laws of general application affecting enforcement of creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2Title. The Holder is the record and sole beneficial owner of the Series 1 Preferred Shares, and such Series 1 Preferred Shares are to be exchanged pursuant to this Agreement. Such Series 1 Preferred Shares are not subject to any lien, charge, pledge, claim, restrictions on transfer, mortgage, security interest, or title defect or other encumbrance of any sort (collectively “Liens”) and the Holder has not granted any rights to purchase such Series 1 Preferred Shares to any person or entity. The Holder has the sole right to transfer such Series 1 Preferred Shares to the Company. Upon the consummation of the Exchange, the Company will receive good and valid title to such Series 1 Preferred Shares free and clear of any Liens.

3.3No Violation. No material consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or any third party, including a party to any agreement with the Holder, is required by or with respect to the Holder in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Neither the execution and delivery of this Agreement by the Holder, nor the consummation by the Holder of the transactions contemplated hereby, will violate, conflict with, result in the breach of, constitute a default under, be prohibited by, require any additional approval under, accelerate the performance provided by, or give any person a right to terminate or receive any payment or other compensation under, any (i) term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which the Holder is a party or by which the Holder is bound, or (ii) material order, statute, rule or regulation applicable to the Holder.

3.4Residence. The Holder is not a resident of a Province or Territory of Canada.

3.5Tax Matters. The Holder expressly acknowledges and agrees that the Company has not made any representation to the Holder with respect to the tax treatment of the transactions contemplated by this Agreement. The Holder shall be responsible for the payment of any and all taxes, filing and recording fees and similar charges relating to the transactions contemplated by this Agreement.

3.6Securities Laws. The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and the New Shares are being acquired for such Holder's own account and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Holder acknowledges that the New Shares are “restricted securities” under applicable U.S. federal and state securities laws and will bear restrictive legends and be subject to restrictions on transfer in the same manner as with respect to the Series 1 Preferred Shares. Neither Holder nor any of its affiliates nor any person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the Commission promulgated thereunder) for soliciting the Exchange, and the Holders have received no additional consideration for the Series 1 Preferred Shares other than the New Shares.

3.7Access to Counsel and Advisors. The Holder has had a reasonable opportunity to consult with counsel of such Holder’s own choosing (as well as tax and financial advisors of his, her or its own choosing) regarding this Agreement and the transactions contemplated hereby. The Holder has had the opportunity to review with such Holder’s tax advisors the federal, state and local tax consequences of the transactions contemplated by this Agreement. The Holder is relying solely on such advisors, and not on any statements or representations of the Company or any of its respective representatives or agents. The Holder understands that such Holder (and not the Company) shall be responsible for such Holder’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

3.8Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending or, to the Holder’s knowledge, threatened, against such Holder in connection with such Holder’s ownership of Series 1 Preferred Shares.

3.9Community Property Laws. Neither the ownership by the Holder of the Series 1 Preferred Shares nor the right of the Holder to transfer the Series 1 Preferred Shares free and clear of all Liens and other restrictions of any kind or nature whatsoever are subject to any community property interests or laws of any jurisdiction which could require signature of any other party or parties in order to be effective.

4.Miscellaneous

4.1Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

4.3Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.4Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Holders then-holding a majority of the Series 1 Preferred Shares (or New Shares if the Exchange has been consummated).

4.5Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

4.6Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.7Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof.

4.8Jurisdiction. Each of the parties hereto hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the interpretation and enforcement of the provisions of this Agreement.

4.9Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

COMPANY:

PROMIS NEUROSCIENCES INC.

By:
Name:	Gail Farfel
Title:	Chief Executive Officer

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

HOLDERS:

Crocker Mountain LLC

By:
Name:	Jeremy Sclar
Title:	President
Address:	33 boylston st Chestnut Hill Ma

Jeremy Sclar 2012 Irrevocable Family Trust

By:
Name:	Dick Marks
Title:	Vice President
Address:	33 Boylston St, Suite 3000
Chestnut Hill, MA 02467

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

HOLDERS:

JAKIILLC

By:	/s/ Jonathan A. Kraft
Name:	Jonathan A. Kraft
Title:	Manager
Address:	C/O The Kraft Group, One Patriot Place
Foxborough, MA 02035

KPC Venture Capital LLC

By:	/s/ Jonathan A. Kraft
Name:	Jonathan A. Kraft
Title:	Assistant Secretary of its Manager
Address:	C/O The Kraft Group, One Patriot Place
Foxborough, MA 02035

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

HOLDERS:

Title 19 Promis

By:
Name:	Michael Gordon
Title:	Manager
Address:	C/O JDJ Family Office Services

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

HOLDERS:

Douglas A Gordon Revocable Trust

By:
Name:	Douglas A. Gordon
Title:	Trustee
Address:	30 Codman Rd Brookline MA 02445

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

HOLDERS:

Henry F. McCance 2010 Trust

By:
Name:	Henry McCance
Title:	Trustee
Address:	2300 North Scenic Hwy Lake Wales, FL 33898

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

SCHEDULE A

Share Exchange

Holder	Number of Series 1 Preferred Shares to be Exchanged	Number of Series 2 Preferred Shares to be Acquired
Crocker Mountain LLC	9,000,000	150,000
Jeremy Sclar 2012 Irrevocable Trust	9,000,000	150,000
JAK II LLC	9,000,000	150,000
KPC Venture Capital LLC	9,000,000	150,000
Title 19 Promis	30,000,000	500,000
Douglas A Gordon Revocable Trust	1,500,000	25,000
Henry F. McCance 2010 Trust	2,500,000	41,667

SCHEDULE B

SERIES 2 PREFERRED SHARES ARTICLES